U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 28, 2008

DYNAMIC LEISURE CORPORATION

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(Exact Name of Small Business Issuer as Specified in its Charter)

MINNESOTA

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(State or other Jurisdiction as Specified in Charter)

333-7953	41-1508703
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(Commission file number)	(I.R.S. Employer Identification No.)

5680A W. Cypress Street

Tampa, Florida 33607

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(Address of Principal Executive Offices)

813.877.6300

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(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on April 28, 2008, the Board of Directors (the “Board”) of Dynamic Leisure Corporation, a Minnesota corporation (the “Company”), accepted the resignation of David Shapiro as a member of the Board of Directors of the Company. Effective on April 28, 2008, the Board of Directors appointed Robert A. Goddard as a new member of the Board of Directors of the Company.

Biography

Robert A. Goddard has over twenty-five years of experience in the financial industry as a chief financial officer, global treasurer and chief executive officer, involving start-ups, spin-offs and turnarounds for mature stage growth oriented manufacturing and distribution companies and micro cap public bio-science and high tech companies, and healthcare entities. Mr. Goddard’s background also includes construction of new foundations, re-engineering for profitability enhancement and infrastructure development, deployment of new accounting systems, sales tracking, pro-forma modeling and cost accounting. Mr. Goddard has raised over $100,000,000+ in private equity, angel investing and PIPE funding as well as mergers and acquisitions, initial public offerings with public companies. From approximately November 2005 to present, Mr. Goddard has been engaged as the chief financial officer and managing director-corporate finance for Jameson Holdings, Inc., a boutique investment bank with operations in Florida, Massachusetts, and London, England. From approximately June 2003 through November 2005, Mr. Goddard was engaged as the chief financial officer, treasurer and interim chief executive officer for Magic Lantern Group, Inc., an AMEX listed company, which is North America’s largest manufacturer, duplicator and distributor of educational video media. From approximately, October 1999 through June 2003, Mr. Goddard was the chief financial officer and treasurer for LocatePLUS Holdings Corp., a publicly traded company that provides detailed background information to law enforcement agencies. From approximately 1996 through 1999, Mr. Goddard was engaged in the chief financial officer and treasurer for Wang Healthcare Information Systems, Inc.

Mr. Goddard holds a BSBA – Cum Laude from Northeastern University and MBA from Harvard Graduate School of Business in Corporate Financial Management. Mr. Goddard co-authored a financial textbook “Successful Bank Asset/Liability Risk Management”. Mr. Goddard is affiliated with the Association for Corporate Growth – Boston Chapter, the Financial Executive International – Boston Chapter and previous board membership, and the Financial Executives Networking Group – chairman, Boston Chapter.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dynamic Leisure Corporation

Date: April 29, 2008	By: /s/ Daniel G. Brandano Daniel G. Brandano President and Chief Executive Officer